UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2007

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Applied Digital Solutions, Inc. (the “Company”) is filing this Form 8-K/A to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 4, 2007 solely to file certain agreements entered into between (i) the Company and Kallina Corporation (ii) the Company and the Company’s majority-owned subsidiary, Digital Angel Corporation (“Digital Angel”), and (iii) Digital Angel and Kallina Corporation. Such financing arrangements are more fully described in the Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Securities Purchase Agreement between Applied Digital Solutions, Inc. and Kallina Corporation, dated August 31, 2007.

10.2	Secured Term Note between Applied Digital Solutions, Inc. and Kallina Corporation, dated August 31, 2007.

10.3	Master Security Agreement between Applied Digital Solutions, Inc. and Kallina Corporation, dated August 31, 2007.

10.4	Stock Pledge Agreement among Applied Digital Solutions, Inc., Kallina Corporation, Computer Equity Corporation, Digital Angel Corporation and Digital Angel Technology Corporation, dated August 31, 2007.

10.5	Intellectual Property Security Agreement between Applied Digital Solutions, Inc. and Kallina Corporation, dated August 31, 2007.

10.6	Intercreditor Agreement among Applied Digital Solutions, Inc., Kallina Corporation, Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC, and Valens Offshore SPV II, Corp., dated August 31, 2007.

10.7	Guaranty by Applied Digital Solutions, Inc. in favor of Kallina Corporation, dated August 31, 2007.

10.8	Amendment and Partial Assignment of Loans, Liens and Documents among Kallina Corporation, Valens U.S. SPV I, LLC, and certain other parties named therein, dated August 31, 2007.

10.9	Amendment and Partial Assignment of Loans, Liens and Documents among Kallina Corporation, Valens Offshore SPV II, Corp., and certain other parties named therein, dated August 31, 2007.

10.10	Amendment to Warrant among Applied Digital Solutions, Inc., Laurus Master Fund, Ltd., Valens Offshore SPV I, Ltd., and Valens U.S. SPV I, LLC, dated August 31, 2007.

10.11	Intellectual Property Security Agreement between Applied Digital Solutions, Inc. and Laurus Master Fund, Ltd., dated August 31, 2007.

10.12	Registration Rights Agreement between Kallina Corporation and VeriChip Corporation, dated August 31, 2007.

10.13	Secured Term Note among Applied Digital Solutions, Inc., Digital Angel Corporation, Digital Angel Technology Corporation, Fearing Manufacturing Co., Inc. and Digital Angel International, dated August 31, 2007.

10.14	Digital Angel Corporation Security Agreement among Applied Digital Solutions, Inc., Digital Angel Corporation, Digital Angel Technology Corporation, Fearing Manufacturing Co., Inc. and Digital Angel International, dated August 31, 2007.

10.15	Subordination Agreement among Applied Digital Solutions, Inc., Kallina Corporation, Valens Offshore SPV II, Corp. and Valens U.S. SPV I, LLC, dated August 31, 2007.

10.16	Secured Revolving Note among Digital Angel Corporation, certain of Digital Angel Corporation’s subsidiaries and Kallina Corporation, dated August 31, 2007.

10.17	Security Agreement among Digital Angel Corporation, certain of Digital Angel Corporation’s subsidiaries and Kallina Corporation, dated August 31, 2007.

10.18	Stock Pledge Agreement among Digital Angel Corporation, Digital Angel Technology Corporation and Kallina Corporation, dated August 31, 2007.

10.19	Intellectual Property Security Agreement among Digital Angel Corporation, certain of Digital Angel Corporation’s subsidiaries and Kallina Corporation, dated August 31, 2007.

10.20	Registration Rights Agreement between Digital Angel Corporation and Kallina Corporation, dated August 31, 2007.

10.21	Common Stock Purchase Warrant issued to Kallina Corporation, dated August 31, 2007.

10.22	Subsidiary Guaranty by Digital Angel Corporation and certain of Digital Angel Corporation’s subsidiaries in favor of Kallina Corporation, dated August 31, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

Dated November 7, 2007	By: /s/ Lorraine M. Breece

Name: Lorraine M. Breece
Title: Senior Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

10.1	Securities Purchase Agreement between Applied Digital Solutions, Inc. and Kallina Corporation, dated August 31, 2007.

10.2	Secured Term Note between Applied Digital Solutions, Inc. and Kallina Corporation, dated August 31, 2007.

10.3	Master Security Agreement between Applied Digital Solutions, Inc. and Kallina Corporation, dated August 31, 2007.

10.4	Stock Pledge Agreement among Applied Digital Solutions, Inc., Kallina Corporation, Computer Equity Corporation, Digital Angel Corporation and Digital Angel Technology Corporation, dated August 31, 2007.

10.5	Intellectual Property Security Agreement between Applied Digital Solutions, Inc. and Kallina Corporation, dated August 31, 2007.

10.6	Intercreditor Agreement among Applied Digital Solutions, Inc., Kallina Corporation, Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC, and Valens Offshore SPV II, Corp., dated August 31, 2007.

10.7	Guaranty by Applied Digital Solutions, Inc. in favor of Kallina Corporation, dated August 31, 2007.

10.8	Amendment and Partial Assignment of Loans, Liens and Documents among Kallina Corporation, Valens U.S. SPV I, LLC, and certain other parties named therein, dated August 31, 2007.

10.9	Amendment and Partial Assignment of Loans, Liens and Documents among Kallina Corporation, Valens Offshore SPV II, Corp., and certain other parties named therein, dated August 31, 2007.

10.10	Amendment to Warrant among Applied Digital Solutions, Inc., Laurus Master Fund, Ltd., Valens Offshore SPV I, Ltd., and Valens U.S. SPV I, LLC, dated August 31, 2007.

10.11	Intellectual Property Security Agreement between Applied Digital Solutions, Inc. and Laurus Master Fund, Ltd., dated August 31, 2007.

10.12	Registration Rights Agreement between Kallina Corporation and VeriChip Corporation, dated August 31, 2007.

10.13	Secured Term Note among Applied Digital Solutions, Inc., Digital Angel Corporation, Digital Angel Technology Corporation, Fearing Manufacturing Co., Inc. and Digital Angel International, dated August 31, 2007.

10.14	Digital Angel Corporation Security Agreement among Applied Digital Solutions, Inc., Digital Angel Corporation, Digital Angel Technology Corporation, Fearing Manufacturing Co., Inc. and Digital Angel International, dated August 31, 2007.

10.15	Subordination Agreement among Applied Digital Solutions, Inc., Kallina Corporation, Valens Offshore SPV II, Corp. and Valens U.S. SPV I, LLC, dated August 31, 2007.

10.16	Secured Revolving Note among Digital Angel Corporation, certain of Digital Angel Corporation’s subsidiaries and Kallina Corporation, dated August 31, 2007.

10.17	Security Agreement among Digital Angel Corporation, certain of Digital Angel Corporation’s subsidiaries and Kallina Corporation, dated August 31, 2007.

10.18	Stock Pledge Agreement among Digital Angel Corporation, Digital Angel Technology Corporation and Kallina Corporation, dated August 31, 2007.

10.19	Intellectual Property Security Agreement among Digital Angel Corporation, certain of Digital Angel Corporation’s subsidiaries and Kallina Corporation, dated August 31, 2007.

10.20	Registration Rights Agreement between Digital Angel Corporation and Kallina Corporation, dated August 31, 2007.

10.21	Common Stock Purchase Warrant issued to Kallina Corporation, dated August 31, 2007.

10.22	Subsidiary Guaranty by Digital Angel Corporation and certain of Digital Angel Corporation’s subsidiaries in favor of Kallina Corporation, dated August 31, 2007.